U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

TENAYA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-225261	82-1960048
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7420 Bathurst Street, Suite 1104 Thornhill, Ontario, Canada L4J 6X4

(Address of principal executive offices)

(323) 472-7922

(Registrant's telephone number including area code)

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL CONTRACT

On February 14, 2020 the registrant entered into a contract to purchase an exclusive license to two Issued Patents including:

1)European Patent number 322 7490, and

2)US Patent number 104 151 79

in exchange for certain fees and agreement to certain board appointments as detailed in Exhibit 10.1 hereto.

About the patents:

The final proof of what had long been anticipated was published in the Lancet(1) in late 2015. Scientists had discovered that a new strain of bacteria had developed a gene - MCR-1 - which it could pass to other bacteria making them resistant to all antibiotics. This new strain was even resistant to Colistin a Poly-Myxin antibiotic - considered the last line of defense against the most dangerous bacteria. To quote the study in the Lancet:

“The emergence of MCR-1 heralds the breach of the last group of antibiotics, polymyxins, by plasmid-mediated resistance. Although currently confined to China, MCR-1 is likely to emulate other global resistance mechanisms such as NDM-1. Our findings emphasize the urgent need for coordinated global action in the fight against pan-drug-resistant Gram-negative bacteria”

Since the Lancet paper was published, the resistant gene has also been found in Denmark, France, the Netherlands, Portugal, several Asian and African countries, and the UK(2).

The implications are grave. Surgeons and Doctors routinely use antibiotics to prevent patients developing fatal infections.

•According to the World Health Organization(3), for every 100 hospital patients, between 7 and 10 will acquire at least 1 hospital acquired infection (HAI). In the EU this translates to over 4 million people per year.

•In a major UK Government report on antibiotic resistance published in May 2016, chaired by Lord O’Neill(4), UK Treasury Minister, it is stated that an estimated 700,000 people now die annually from bacteria that have evolved to survive the current family of antibiotics.

•In Europe and the United States annual costs related to these deaths are €7 billion and $6.5 billion respectively. Whilst these are deaths directly attributable to hospital acquired infections, such infections also contribute too many more deaths.

•In the EU, for example, whilst 37,000 die directly from infection, it is estimated that hospital acquired infections contribute to the deaths of an additional 110,000 people per year(5).

BACKGROUND TO THE SONOCHEM TECHNOLOGY

Some years ago the EU called for Proposals from the 28 member states to develop a technology to produce low cost antimicrobial textiles for use in the Healthcare and other sectors. The driver was the emerging problem of antibiotic resistance, now a serious global issue.

A condition in the proposal was that Silver would not be considered as an acceptable antimicrobial material; whilst excellent at killing pathogens Silver does not break down in the environment and has a number of health and environmental drawbacks.

A team of scientists from seven EU countries was assembled to come up with a viable technology - the two scientists who invented SonoChem’s technology, Prof. Tim Mason and Dr. Mircea Vinatoru (the worlds leading experts in the practical uses of sonochemistry) were the UK’s contribution to the team. Called the SONO project, it was launched with a development budget of €13 million.

The key technology used in the SONO project was the use of ultrasound (sonochemistry) to produce nano particles of Copper oxide (an antiseptic and anti fungal agent) and Zinc oxide (vital for numerous body functions) as the antimicrobial barrier against pathogens. And, unlike Silver, both Copper and Zinc oxide nanoparticles dissolve in water at the end of there useful life.

By the end of 2013 a successful clinical trial of the technology was carried out in a hospital in Sofia, Bulgaria. Two production machines were then built to produce antimicrobial textiles. Whilst they worked perfectly they could not be made scalable. Consequently the EU decided not to continue to fund the SONO project.

Tim Mason and Mircea Vinatoru then decided, with the support of Coventry University in England, to carry on developing a method for the mass production of low cost environmentally acceptable antimicrobial textiles. They achieved their goal in 2015 and a patent application was filed by the University. Patents have now been issued in Europe and the United States.

SONOCHEM’S UNIQUE ADVANTAGES OVER SILVER

In summary, our process is as effective a biocide as Dow Chemical’s ‘Silvadur’ process, our only global competitor. The major advantages of the SonoChem process over silver are:

1.Silver nanoparticles do not break down when released into the environment - unlike SonoChem’s nanoparticles which all biodegrade at the end of their useful life.

2.Silver is likely to kill the good bacteria used for breaking down waste solids in urban water purification systems

3.Studies at a Danish university have shown that silver nanoparticles can damage the body by entering human cells

4.Current cost of silver is around $500,000/ton - SonoChem’s copper and zinc metal oxides cost around $2,000/ton (London Metal Exchange, Sept 2019)

SonoChem biocidal fabrics can typically be washed at 30C (against normal hospital temperatures of around 60C needed to kill pathogens) thus saving significant energy. The treated fabrics are normally effective for at least 65 washes.

The primary benefit of our technology will be to reduce the spread of infection (and associated costs) in hospitals and other medical facilities. In addition to minimizing the build-up of dangerous microbes, antimicrobial fabrics offer other considerable benefits to products made from them, including reduced deterioration of the fabrics and the elimination of undesirable odors.

EXISTING MARKETS FOR ANTIMICROBIAL / ANTIFUNGALTEXTILES

A RECENTLY PUBLISHED market research report(7) by the respected US based Freedonia Group concludes:

“US demand for infection prevention products and services is forecast to expand 4.9 percent annually to $27.6 billion in 2020. Increasing pressures on hospitals and other healthcare facilities to decrease rates of healthcare-associated infections (HAIs) will boost revenues generated by infection prevention supplies, equipment, and services.”

Protective apparel and textiles will continue to account for the largest share of revenues as intensified efforts by hospitals and other medical providers to hold down the incidence of HAIs in patient care promote the increasing use of higher quality, barrier-enhanced products.”

Antimicrobial textile sales in 2015 were $7B - with $10 billion annually projected by 2022 (www.marketsandmarkets.com)

Silver is the principal antimicrobial agent used today. Apart from Dow’s ‘Silvadur’, which uses silver nanoparticles, most of the other silver applications consist of various forms of coating.

Companies such as AkzoNobel, BASF and Dow Chemical (Silvadur - Dow Chemical - continue to invest heavily in the antimicrobial area(10).

http://www.dow.com/silvadur/); Silpure - Thomson Research Associates - http://www.ultra-fresh.com/ ; XT2 - Noble Biomaterials, Inc. http://www.x-staticperformance.com/xt2/

Antimicrobial fabrics are now being produced to serve a large and diverse market. Examples include:

Domestic market:

•Mattress protection sheet

•Pillow covers

•Bed linens

•Kitchen towels

•Bathroom towels

•Garden gloves

•Antimicrobial/antifungal carpets

•Antimicrobial/antifungal blankets for horses

Commercial market

•Footwear

•Antimicrobial/antifungal socks

•Underwear

•Gloves

•Hotel bed linens

•Restaurant table cloths

Health market

•Hospital bed linens

•Hospital personnel gowns

•Respiratory masks for people to prevent infection and hospital personnel to prevent spread of bugs

Military market

•All bed linens

•Socks

•Underwear

Civil aviation market

•Antimicrobial seat head supports

•Antimicrobial blankets and pillows

Textile industry

•Tailored yarns

•Weaving fabrics using tailored yarns

•Using the ultrasonic section of the machine for textile finishing processes

THE SONOCHEM PROCESS

Our process provides a method of attaching nanoparticles of copper and zinc oxides to the threads and yarns deep within and throughout the fabric being treated (see our Power Point) making it totally antimicrobial. The antimicrobial properties remain strong even after many washes.

The use of metal oxide-based nanoparticles in place of silver nanoparticles is important because there are growing concerns over the way in which the latter can remain in the environment when the fabric is discarded. Silver never degrades and remains as a biocide killing not only harmful bacteria but also those which are beneficial (see above). On the other hand the metal oxide nanoparticles used in the SonoChem process are readily decomposed and dissolve harmlessly in water at the end of their useful life.

Fabric or yarns are treated by immersion in an aqueous solution containing metal salts (copper or zinc). The fabric/yarn is then totally ‘soaked’ using SonoChemistry and moved to the next processing stage where it enters a gas filled chamber where the nanoparticles are created and dispersed homogeneously throughout the material. The final step is rinsing and drying the fabric.

This novel process endows certain advantages over existing technologies including:

• The technology ensures that the nanoparticles are spread homogeneously throughout the treated fabric; a nano particle is about 20 times bigger than a typical bacterium such as C. Diff (see Power Point).

• Due to the depth of penetration and method of attachment there is little tendency for nanoparticles to leach out of the fabric, leading to greater longevity and consistent antimicrobial activity.

• Improved uniformity and control of nanoparticle size, offering the ability to tailor antimicrobial properties to specific market needs by appropriate variation of the fabric treatment.

• The ability to prepare a combination of different metal oxides in the fabric by use of mixed salt solutions leading to broader antimicrobial properties.

EU ‘SONO’ PROJECT - PROOF OF TECHNOLOGY

Copper and Zinc nanoparticles were extensively tested during the EU SONO Project(8). These tests were focused on destroying the following bacteria:

•Acinetobacter baumannii

•E. coli

•S. aureus

•ESBK K. pneumoniae

•Pseudomonas aeruginosa

•VRE Enterococcus faecalis

ZnO (zinc oxide) nanoparticles were selected for a hospital test in Sofia, Bulgaria. Bed linens, gowns, pajamas, etc., made from fabrics infused with ZnO nanoparticles demonstrated proven protection for hospital patients(8).

See: https://cordis.europa.eu/project/rcn/92784/reporting/en for full report.

KEY BUSINESS STRENGTHS

•The founders and principals of the business are highly knowledgeable and regarded as world leaders by their peers.

•Strong partnership with leading UK based Uniform manufacturing and rental company

•There exists a strong and fast growing demand for antimicrobial products and fabrics(10).

•The problem the Company’s technology seeks to address is well known and understood, and acknowledged and quantified by the Centers for Disease Control(5) in the United States, The UK National Health Service(5), The World Health Organization(5), and the European Centre for Disease Prevention and Control(5), and many other reputable organization throughout the world.

•All relevant principles underlying the technology have been scientifically and practically established

•Recent news announcements of fast growing antibiotic resistance only serve to make the Company’s technology increasingly relevant and needed.

OTHER OPPORTUNITIES

The Company’s focus will be on bringing its fabric nanotechnology process to full commercialization. However the Company’s technology can also be applied to several other business areas including:

a)Manufacture of germ-resistant, antimicrobial bandages for hospital and home use

b)Encapsulation of drugs in nanoparticles for the treatment of cancer and other diseases

c)New methods of extraction for dyes, food stuffs, herbs, coffee and oils

d)Water purification and disinfection using metal oxide based nanoparticles

e)Wood impregnation with metal oxide nanoparticles to prevent fungal or bug attacks.

ITEM 5.02 RESIGNATION AND APPOINTMENT OF CERTAIN OFFICERS

On February 14, 2020 Kevin Booth’s resignation from all officer and director positions was accepted and the following were appointed or elected.

Paul McClory - President Director

Paul McClory is an international businessman who has spent most of his career developing new environmental technologies to market take-off. He has business interests in Europe, North America and Africa, mainly involved with small technology companies.

In the 1990’s he was a founding shareholder and director of Neo Materials, (a major player in rare earths in China) which became a fully listed company on the TSX - subsequently bought for $1.4 billion by Molycorp.

In 2005 he formed a company to develop Vernonia as a commercial oilseed crop in Ethiopia. He subsequently discovered and patented the use of Vernonia oil for the treatment of a number of skin diseases.

Currently he is developing a project to produce the world’s lowest cost, environmentally safe, antimicrobial yarns and textiles based on nano technology for the healthcare market.

Chris Carl - Interim CFO

Mr. Carl brings over 30 years’ of public-company experience including 10 years as CEO of CanFibre Ltd. developing technology from a lab at UBC in Vancouver to building two $125 million manufacturing facilities in US. Mr. Carl then spent 9 years as CEO developing BioExx Specialty Proteins Ltd. which was listed on the Toronto Stock Exchange. Mr. Carl has been successfully raised in excess of CDN$500 Million for companies of which he was a part during his career.

Prior to his public company experience, that he spent including 8 years with Tenneco Inc., which was No. 11 on the Fortune 500 at that time in the finance and accounting group. In addition to his public company experience, Mr. Carl spent 3 years running Foundation Investment Capital Corp., a boutique venture capital and advisory company helping small public and soon-to-be-public companies establish foundation required to become successful. Mr. Carl was also the Regional Director for The CFO Centre based in Toronto. Chris obtained his Honour’s B. Comm, from Queen’s University, in Kingston ON.

Jordan Shefsky - Secretary Treasurer Director

Jordan has been managing and developing successful businesses for over fifteen years. Working in operations and acquisition in both the domestic, and International markets. Jordan has aided in seven-figure growth to several major corporations, and is an expert in research, business development, project management, and marketing campaigns. Jordan has a Degree from Dalhousie University in Halifax, Nova Scotia, Canada. He also holds a post graduate certification in marketing from George Brown College in Toronto, Ontario, Canada.

David Kelava - Director

Independent Contractor, from February 2004 -present. Mr. Kelava was the founder and is currently the president of the United Brotherhood of Retail, Food, Industrial and Service Trades International Union, which has over several thousand employees. The Union is located in Toronto, Ontario, Canada since being established in 1998.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a.None.

b.Exhibits

Number	Exhibit

10.1	Exclusive License Agreement

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Tenaya Group, Inc.

Dated: May 6, 2020

/s/ Paul McClory

Paul McClory, President